                                                                   EXHIBIT 10.24


                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

         FIRST AMENDMENT (this "AMENDMENT"), dated as of October 31, 1996, to the Amended and Restated Credit Agreement, dated as of September 12, 1996 (the "CREDIT AGREEMENT"), among The Ground Round, Inc. (the "FIRST BORROWER"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "SECOND BORROWER", and together with the First Borrower, the "BORROWERS"), the banks named therein (the "LENDERS"), The Bank of New York, as Agent (the "AGENT") and The Chase Manhattan Bank, as Co-Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers desire to amend the Credit Agreement to modify certain covenants set forth therein as more fully provided for herein.

         B. The Lenders and the Agent are willing to amend the Credit Agreement with respect to the foregoing subject to the terms and conditions contained herein.

         C. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                 Amendments to Credit Agreement.
                           ------------------------------

         The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, hereby amended as follows:

         (a) Section 1.01 is hereby amended by inserting the following new definition:

                           "`FIRST AMENDMENT': means the First Amendment, dated as of October 31, 1996, to this Agreement".

         (b) Section 5.01(n) is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

              FISCAL PERIOD                             NET WORTH
              -------------                             ---------

              October 1996                              $37,569,178
              November 1996                             $37,017,618
              December 1996                             $36,937,414
              January 1997                              $35,940,057

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              February 1997                             $35,265,357
              March 1997                                $35,076,640
              April 1997                                $34,538,496
              May 1997                                  $34,019,967
              June 1997                                 $33,933,672
              July 1997                                 $33,534,161
              August 1997                               $33,223,422
              September 1997                            $33,216,537
              October 1997                              $32,918,858
              November 1997                             $32,705,473
              December 1997                             $32,936,692

         (c) Section 5.02(q) is hereby amended by deleting the first table set forth therein in its entirety and inserting in lieu thereof the following table:

              FISCAL PERIOD                             CUMULATIVE EBITDA
              -------------                             -----------------

              October 1996                              $ 1,002,596
              November 1996                             $ 1,572,872
              December 1996                             $ 2,886,257
              January 1997                              $ 3,005,736
              February 1997                             $ 3,433,872
              March 1997                                $ 4,624,744
              April 1997                                $ 5,176,436
              May 1997                                  $ 5,747,743
              June 1997                                 $ 7,024,037
              July 1997                                 $ 7,709,362
              August 1997                               $ 8,483,459
              September 1997                            $ 9,833,163
              October 1997                              $10,614,320
              November 1997                             $11,479,771
              December 1997                             $13,060,579

SECTION 2.                 Conditions to Effectiveness.
                           ---------------------------

         This Amendment shall become effective as of the date hereof, PROVIDED, that the Agent shall have received counterparts of (i) this Amendment executed by the Borrowers, the Lenders and the Agent and the Co-Agent, (ii) the Consent appended hereto (the "CONSENT") executed by each of the Guarantors, and (iii) such other documents as the Agent shall reasonably request.

SECTION 3.                 Representations and Warranties.
                           ------------------------------

         The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder,
(b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there


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exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 4.                 Reference to and Effect on the Loan Documents.
                           ---------------------------------------------

         (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

         (b) Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.                 Costs and Expenses.
                           ------------------

         The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Zalkin, Rodin & Goodman, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION 6.                 Counterparts.
                           ------------

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION 7.                 Governing Law.
                           -------------

         This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with,


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and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    GR OF MINN., INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,
                                      Individually and as Agent

                                    By: /s/ J. B. Lifton
                                        ----------------------------------------
                                         Name: J. B. Lifton
                                         Title: Vice President

                                    THE CHASE MANHATTAN BANK, Individually
                                      and as Co-Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    NBD BANK

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    GR OF MINN., INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,
                                      Individually and as Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE CHASE MANHATTAN BANK, Individually
                                      and as Co-Agent

                                    By: /s/ Susan E. Atkins
                                        ----------------------------------------
                                         Name: Susan E. Atkins
                                         Title: Vice President

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    NBD BANK

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    GR OF MINN., INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,
                                      Individually and as Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE CHASE MANHATTAN BANK, Individually
                                      and as Co-Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    BANK OF AMERICA ILLINOIS

                                    By: /s/ S. ???
                                        ----------------------------------------
                                         Name: S. ???
                                         Title: Managing Director

                                    NBD BANK

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:


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
and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    GR OF MINN., INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,
                                      Individually and as Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE CHASE MANHATTAN BANK, Individually
                                      and as Co-Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    NBD BANK

                                    By: /s/ ???
                                        ----------------------------------------
                                         Name: ???
                                         Title: Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    GR OF MINN., INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,
                                      Individually and as Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE CHASE MANHATTAN BANK, Individually
                                      and as Co-Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    NBD BANK

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ Alan Sidrane
                                        ----------------------------------------
                                         Name: Alan Sidrane
                                         Title: First Vice President


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
and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By: /s/ Stephen J. Kiel
                                        ----------------------------------------
                                         Name: Stephen J. Kiel
                                         Title: Sr. V.P., CFO & Treasurer

                                    GR OF MINN., INC.

                                    By: /s/ Stephen J. Kiel
                                        ----------------------------------------
                                         Name: Stephen J. Kiel
                                         Title: V.P. & Treasurer

                                    THE BANK OF NEW YORK,
                                      Individually and as Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    THE CHASE MANHATTAN BANK, Individually
                                      and as Co-Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    NBD BANK

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                              CONSENT OF GUARANTORS

                          DATED AS OF OCTOBER 31, 1996

The undersigned, as the Guarantors referred to in the foregoing First Amendment, dated as of October 31, 1996, to the Amended and Restated Credit Agreement, dated as of September 12, 1996, among The Ground Round, Inc., GR of Minn., Inc., the banks named therein, The Bank of New York, as Agent, and The Chase Manhattan Bank as Co-Agent, each hereby consents to the foregoing Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment,
(i) the Guarantors have no defenses to or offsets against any of their obligations to the Agent or any Lender under any Loan Document and the Guaranty and each Collateral Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, except that, upon the effectiveness of, and after the date of, said Amendment, all references in the Guaranty and each such Collateral Document to the Credit Agreement shall mean the Credit Agreement as amended by said Amendment and (ii) such Collateral Documents consisting of security agreements and all collateral described therein do, and shall continue to, secure the payments by the Borrowers referred to in said Amendment of their obligations under the Credit Agreement, as amended by said Amendment, and under the Notes.

                                    GRH OF NJ, INC.

                                    By: /s/ Stephen J. Kiel
                                        ----------------------------------------
                                         Name: Stephen J. Kiel
                                         Title: V.P. & Treasurer

                                    GROUND ROUND HOLDINGS, INC.

                                    By: /s/ Stephen J. Kiel
                                        ----------------------------------------
                                         Name: Stephen J. Kiel
                                         Title: V.P. & Treasurer

                                    GROUND ROUND RESTAURANTS, INC.

                                    By: /s/ Stephen J. Kiel
                                        ----------------------------------------
                                         Name: Stephen J. Kiel
                                         Title: Sr. V.P., CFO & Treasurer

                                    G.R. GLENDLOC, INCORPORATED

                                    By: /s/ Robin L. Moroz
                                        ----------------------------------------
                                         Name: Robin L. Moroz
                                         Title: V.P. & Secretary



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                                    GROUND ROUND OF BALTIMORE, INC.

                                    By: /s/ Robin L. Moroz
                                        ----------------------------------------
                                         Name: Robin L. Moroz
                                         Title: V.P., Asst. Secretary &
                                                Treasurer

                                    GRXR OF BEL AIR, INC.

                                    By: /s/ Robin L. Moroz
                                        ----------------------------------------
                                         Name: Robin L. Moroz
                                         Title: President & Treasurer

                                    GRXR OF FREDERICK, INC.

                                    By: /s/ Robin L. Moroz
                                        ----------------------------------------
                                         Name: Robin L. Moroz
                                         Title: President & Treasurer

                                    GRXR OF HAGERSTOWN, INC.

                                    By: /s/ Robin L. Moroz
                                        ----------------------------------------
                                         Name: Robin L. Moroz
                                         Title: President & Treasurer

                                    GRXR OF CHARLES COUNTY, INC.

                                    By: /s/ Robin L. Moroz
                                        ----------------------------------------
                                         Name: Robin L. Moroz
                                         Title: President & Treasurer



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